1 Cibus Announces Leadership Change and CEO Succession Plan San Diego, California, February 28, 2025 – Cibus, Inc. (Nasdaq: CBUS) (the “Company” or “Cibus”), a leading agricultural technology company that develops and licenses plant traits to seed companies for royalties, today announced key leadership changes pursuant to the Company’s succession planning strategy. The Board has accepted Rory Riggs’ resignation as the Company’s Chief Executive Officer. Peter Beetham, the Company’s President and Chief Operating Officer, also will serve as the Company’s Interim Chief Executive Officer. Dr. Beetham is a co-founder of Cibus Global with Mr. Riggs and with Greg Gocal, who will remain the Company’s Chief Scientific Officer. Mr. Riggs will remain Chairman of the Board of Directors. Dr. Beetham also will continue as a director. The Board of Directors intends to initiate a search for the Company’s next CEO and will consider external and internal candidates. “On behalf of the Board of Directors, I want to acknowledge Rory’s unwavering dedication to Cibus that has spanned more than two decades,” stated Mark Finn, lead independent director of the Board. “Rory has been instrumental in building Cibus and evolving its technologies into what they are today, driving a cutting-edge agricultural company poised to transform the development and commercialization of plant traits with its proprietary Rapid Trait Development System™, or RTDS®, gene editing process. We also want to recognize Rory’s visionary leadership through the scientific, operational, and strategic developments over the past several years as we worked to unlock the intrinsic value that we see in Cibus. The Board of Directors is confident that Peter Beetham, Greg Gocal, Carlo Broos and the rest of the Cibus leadership team will ensure strong execution of our commercial priorities during this transition.” In reflecting on his tenure as Chief Executive Officer, Rory Riggs commented, “I am looking forward to continuing my work on the Board and am fully confident the Company will execute a seamless transition. Cibus is at an important inflection point as it continues its transformation from an agricultural trait development company to a commercial trait company. One of my key objectives as Chief Executive Officer was to demonstrate the potential of our RTDS® technologies and our Trait Machine process. As of today, I can proudly say that we’ve met that objective. I believe that now is the right time to formally activate our succession planning and begin the transition to Cibus’ next leader as its commercial transformation accelerates. Peter Beetham, as a Cibus co-founder and leader, as well as a pioneer in agricultural gene editing, has been integral to getting Cibus to this point and is well poised to lead the company during this transition.” About Cibus Cibus is a leader in gene edited productivity traits that address critical productivity and sustainability challenges for farmers such as diseases and pests which the United Nations estimates cost the global economy approximately $300 billion annually. Cibus is not a seed company. It is a technology company that uses gene editing to develop and license traits to seed companies in exchange for royalties on seed sales. Cibus’ long-term focus is productivity traits for farmers for the major global row crops with large acreage such as canola, rice, and soybean. Cibus is a

2 technology leader in high-throughput gene editing technology that is expected to enable it to develop and commercialize plant traits at a fraction of the time and cost of conventional breeding. Cibus has developed a current pipeline of five productivity traits including important traits for weed management in Rice, Pod Shatter Reduction, and Sclerotinia (disease) resistance, which are its near-term focus. Forward-Looking Statements This press release contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. In some cases, you can identify these statements by forward-looking words such as “anticipates,” “believes,” “continue,” “estimates,” “expects,” “intends,” “may,” “might,” “plans,” “predicts,” “projects,” “should,” “targets,” “will,” or the negative of these terms and other similar terminology. Forward-looking statements in this press release include, but are not limited to, statements regarding future Cibus technology and process developments, the development and commercialization of traits, the ability to successfully commercialize and operationalize any specific trait or platform, future operations, prospects, and plans. These forward-looking statements are based on the current expectations and assumptions of Cibus’ management about future events, which are based on currently available information. These forward-looking statements are subject to numerous risks and uncertainties, many of which are difficult to predict and beyond the control of Cibus. Cibus’ actual results, level of activity, performance, or achievements could be materially different than those expressed, implied, or anticipated by forward-looking statements due to a variety of factors, including, but not limited to: Cibus’ need for additional near-term funding to finance its activities and challenges in obtaining additional capital on acceptable terms, or at all; challenges that arise in respect of Cibus’ production of high-quality plants and seeds cost effectively on a large scale; changes in expected or existing competition, including competition from other traditional gene modification/plant breeding methodologies; challenges to Cibus’ intellectual property protection and unexpected costs associated with defending intellectual property rights; delays or disruptions in the Company’s platform or trait product development efforts, particularly with respect to its non-Rice and non- disease projects in light of the Company’s realigned strategic priorities; increased or unanticipated time and resources required for Cibus’ platform or trait product development efforts; Cibus’ ability to achieve commercial success; Cibus’ reliance on third parties in connection with its development activities; challenges associated with Cibus’ ability to effectively license its productivity traits and sustainable ingredient products; the risk that farmers do not recognize the value in germplasm containing Cibus’ traits or that farmers and processors fail to work effectively with crops containing Cibus’ traits; Cibus’ dependence on distributions from Cibus Global, LLC to pay taxes and cover its corporate and overhead expenses; regulatory developments that disfavor or impose significant burdens on gene-editing processes or products; delays and uncertainties regarding regulatory developments in the European Union; commodity prices and other market risks facing the agricultural sector; technological developments that could render Cibus’ technologies obsolete; changes in macroeconomic and market conditions, including inflation, supply chain constraints, and rising interest rates; dislocations in the capital markets and challenges in accessing liquidity and the impact of such liquidity challenges on Cibus’ ability to execute on its business plan; and other important factors discussed in the “Risk Factors” section of Cibus’ Annual Report on Form

3 10-K which was filed with the Securities and Exchange Commission on March 21, 2024. Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, actual results and plans could differ materially from those expressed in any forward- looking statements. In addition, the forward-looking statements included in this press release represent Cibus’ views as of the date hereof. Cibus specifically disclaims any obligation to update such forward-looking statements in the future, except as required under applicable law. These forward-looking statements should not be relied upon as representing Cibus’ views as of any date subsequent to the date hereof. CIBUS CONTACTS: INVESTOR RELATIONS Karen Troeber ktroeber@cibus.com 858-450-2636 Jeff Sonnek – ICR jeff.sonnek@icrinc.com MEDIA RELATIONS media@cibus.com Colin Sanford colin@bioscribe.com 203-918-4347